Exhibit 10.32

SIXTH AMENDMENT TO

UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT (“this Amendment”), dated as of December 3, 2012, is made by and among Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); and Quanta Services, Inc., a Delaware corporation (“Quanta”) and an Indemnitor, the other undersigned Indemnitors, and the Trench Companies. All capitalized terms will have the meaning set out in this paragraph, the recitals, and Section 1.

WHEREAS, Federal, AIG, Liberty Mutual, Indemnitors, and certain of the Trench Companies are party to that certain Underwriting, Continuing Indemnity, and Security Agreement, dated as of March 14, 2005, as amended by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of November 28, 2006, wherein AIG was added as a Surety, as further amended by that certain Second Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of January 9, 2008, as further amended by that certain Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of December 19, 2008, as further amended by that certain Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of March 31, 2009, wherein Liberty Mutual was added as a Surety, as further amended by that certain Joinder and Fifth Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of May 17, 2012 (collectively, “the Underwriting Agreement”);

WHEREAS, the Trench Companies are contemporaneously herewith being sold to a third party;

WHEREAS, in connection with such sale of the Trench Companies, Indemnitors have requested, and Surety has agreed, subject to certain conditions set forth herein, to remove and release the Trench Companies as Principals and Indemnitors under the Underwriting Agreement, as amended by this Amendment, and the other Surety Credit Documents; and

WHEREAS, the parties to the Underwriting Agreement desire to further amend the Underwriting Agreement as hereinafter set forth, and this Amendment, the terms hereof and consummation of the transactions contemplated hereby will be beneficial to Indemnitors and the Trench Companies.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Underwriting Agreement.

The definition of “Bonds” in Section 1 of the Underwriting Agreement is amended to add the following at the end of such definition: “‘Bonds’ will also mean any surety agreements, undertakings, or instruments of guaranty signed by Surety on behalf of any of the Trench Companies prior to the Sixth Amendment Effective Date, exclusive of the Trench Open Bonds.

The definitions of “Indemnitors” and “Principal” in Section 1 of the Underwriting Agreement are each amended to add the following to each such definition, at the end of each such definition:

Notwithstanding the foregoing or anything in this Agreement or any other Surety Credit Document to the contrary, in no event will any of the Trench Companies be an Indemnitor or Principal for purposes of this Agreement or any other Surety Credit Document. The exclusion of the Trench Companies as Indemnitors and Principals for the purposes of this Agreement and each other Surety Credit Document will not limit the indemnity obligations of any of the Trench Companies as may be agreed to by any of such Trench Companies in any other agreement entered into by any of such Trench Companies (other than any Surety Credit Document).

The definition of “Surety Loss” in Section 1 of the Underwriting Agreement is amended to restate subparagraph (a) of said definition (exclusive of items (1) – (5) thereunder) to read as follows:

all damages, costs, reasonable attorney fees, and liabilities (including all reasonable expenses incurred in connection therewith) which Surety actually incurs by reason of (i) executing or procuring the execution of any surety agreements, undertakings, or instrument of guarantee, or renewal or continuation thereof, signed by Surety on behalf of (y) any Principal or Island Mechanical, Hawaii, and (z) if requested by any Indemnitor, any Affiliates and Subsidiaries of Quanta Services, Inc., (ii) Bonds which may be already or hereafter be executed on behalf of any Principal and/or any Foreign Subsidiary, or renewal or continuation thereof, and/or (iii) Bonds that were already executed by Surety prior to the Sixth Amendment Effective Date on behalf of any of the Trench Companies, or renewal or continuation thereof, exclusive of the Trench Open Bonds; or which Surety actually incurs by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

Section 1 of the Underwriting Agreement is amended to add the following defined terms in alphabetical order:

“Sixth Amendment Effective Date” means December 3, 2012.

“Trench Companies” means and includes the following: Blair Park Services, LLC, a Delaware limited liability company; CCLC, Inc., a Delaware corporation; CMI Services, Inc., a Florida corporation; E A Technical Services, Inc., a Georgia corporation; Engineering Associates, Inc., a Georgia corporation; Global Enercom Management, Inc., a Delaware corporation; Golden State Utility Co., a Delaware corporation; InfraSource Telecommunication Services, LLC, a Delaware limited liability company; North Sky Communications, Inc., a Delaware corporation; Parkside Site & Utility Company Corporation, a Delaware corporation; Parkside Utility Construction Corp., a Delaware corporation; Pauley Construction Inc., an Arizona corporation; Professional Teleconcepts, Inc., an Illinois corporation; Professional Teleconcepts, Inc., a New York corporation; Quanta Wireless Solutions, Inc., a Delaware corporation; Spalj Construction Company, a Delaware corporation; Tjader, L.L.C., a Delaware limited liability company; Trawick Construction Company, Inc., a Florida corporation; VCI Construction, Inc., a Delaware corporation; and VCI Utility Services, Inc., a Delaware corporation.

“Trench Open Bonds” means and includes all of the surety agreements, undertakings, or instruments of guaranty listed on the attached Exhibit D, which were signed by Surety on behalf of any or all or any combination of the Trench Companies.

2. Exhibit A. Exhibit A to the Underwriting Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

3. Exhibit D. A new Exhibit D to the Underwriting Agreement is hereby added in the form attached as Exhibit D to this Amendment.

4. Representations and Warranties. Each party to this Amendment, individually and for itself only, hereby represents and warrants to each of the other parties as follows:

4.1 The execution, delivery and performance by such party of this Amendment and the performance by such party of its respective obligations under this Amendment and the Underwriting Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate or other such action, if any, and (b) do not and will not, with or without the giving of notice or lapse of time or both, (i) contravene any term or condition of its organizational documents or (ii) violate any applicable laws. Such party has all requisite corporate, partnership or limited liability company power and authority to enter into this Amendment and to perform its obligations hereunder and under the Underwriting Agreement, as amended hereby.

4.2 This Amendment has been duly and validly executed and delivered by such party and this Amendment and the Underwriting Agreement, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

5. Unearned Premium on Trench Open Bonds. Federal and Liberty hereby agree that they will return, on or promptly after the Sixth Amendment Effective Date, the unearned portion of the premium (determined with respect to performance prior to the Sixth Amendment Effective Date) on the Trench Open Bonds to Quanta Services, Inc.

6.	Release.

6.1 Surety hereby (i) releases and terminates all liabilities, duties, covenants, and obligations of the Trench Companies, together with their officers, directors, employees, and their respective successors and assigns, under the Surety Credit Documents (when referred to in this Section, “Obligations”), releases all assets and Collateral owned by each Trench Company, and releases all claims, demands, actions, causes of action, debts, costs, and liabilities whatsoever, whether at law or in equity, under the Surety Credit Documents (when referred to in this Section, “Claims”), including, without limitation, any Obligations or Claims that relate to any of the Trench Companies in the capacity as Indemnitor or Principal; (ii) releases all Liens of Surety on the Collateral that constitutes assets owned by the Trench Companies; and (iii) terminates and releases any trusts created in favor of Surety in any funds owned or held by any of the Trench Companies, provided, that, said funds are not proceeds of any Collateral provided to Surety by any of the other Indemnitors in which Surety retains its Lien and security interest, in each case without the need for any further action. Surety hereby agrees and acknowledges that any and all such Obligations, Claims, and Liens are hereby terminated and released. Surety and the other parties hereto also agree that the power of attorney granted by any of the Trench Companies in favor of Quanta Services, Inc. pursuant to Section 53 of the Underwriting Agreement is hereby terminated. Notwithstanding the forgoing or anything in this Agreement or any other Surety Credit Document to the contrary, the foregoing will not release or limit the Trench Companies from any indemnity or other Obligations of any of the Trench Companies as may be expressly agreed to by any of such Trench Companies in any other agreement entered into by any of such Trench Companies after the Sixth Amendment Effective Date.

6.2 Surety hereby terminates and releases that all liabilities, duties, covenants, and Obligations of Principals and Indemnitors (but, for the avoidance of doubt, excluding the Trench Companies), together with their respective officers, directors, employees, and their respective successors and assigns, under or in connection with the Trench Open Bonds, and releases all claims, demands, actions, causes of action, debts, costs, and liabilities whatsoever, whether at law or in equity, under or in connection with the Trench Open Bonds as they relate to Principals and Indemnitors (but, for the avoidance of doubt, excluding the Trench Companies), in each case without the need for any further action.

6.3 Surety will deliver or cause to be delivered to Quanta, or a party designated by Quanta, on the Sixth Amendment Effective Date, UCC Termination Statements and such other lien releases or termination documents, and will take or cause to be taken such other actions, in each case, as Quanta may request in order to evidence or otherwise give public notice of the termination of the Obligations and the Claims and collateral terminations and releases of the Collateral of the Trench Companies, and Quanta and/or its designee(s) are hereby authorized to file such UCC Termination Statements and other lien releases with the appropriate filing offices.

7. Notices. Section 38 of the Underwriting Agreement is hereby amended to provide that notices to Federal and Liberty Mutual will be directed as follows:

Federal:	Federal Insurance Company
15 Mountain View Road
P.O. Box 1615
Warren, New Jersey 07061-1615
Attn.: Richard Towle
Warren Eichhorn
Richard Barnett

Liberty Mutual:	Liberty Mutual Insurance Company
450 Plymouth Road, Suite 400
Plymouth Meeting, PA 19462
Attn: Virginia C. Boyle

With a copy to:	Manier & Herod
2200 One Nashville Place
150 4th Avenue North
Nashville, Tennessee 37219
Attn: Sam H. Poteet, Jr.
Mary Paty Lynn LeVan

8. Further Instruments and Actions. The parties to this Amendment hereby agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent and purpose of this Amendment and the Underwriting Agreement, as amended hereby.

9. Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

10. Headings. The section headings in this Amendment are included for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

11. Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

12. Ratification. The Underwriting Agreement, the other Surety Credit Documents, and any other documents executed and delivered pursuant thereto or in connection therewith are each ratified and confirmed in all respects and will remain in full force and effect in accordance with their respective terms, as modified by this Amendment.

13. Entire Agreement. This Amendment, together with the Underwriting Agreement and the other Surety Credit Documents, represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

14. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

15. Binding Agreement. This Amendment, and the terms, covenants and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and permitted assigns.

16. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

17. Effect. Upon the effectiveness of this Amendment, each reference in the Underwriting Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Underwriting Agreement, as affected and amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Matthew E. Lubin
Name:	Matthew E. Lubin
Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

SAFECO INSURANCE COMPANY OF AMERICA

By:	/s/ Ken Berk
Name:	Ken Berk
Title:	Assistant Secretary

AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Kevin M. Maroney
Name:	Kevin M. Maroney
Title:	Vice President

PRINCIPAL/INDEMNITORS:

QUANTA SERVICES, INC.

By:	/s/ Darren B. Miller
Name:	Darren B. Miller
Title:	Vice President-Information Technology and Administration

ALLTECK LINE CONTRACTORS (USA), INC.
CAN-FER UTILITY SERVICES, LLC
CROCE ELECTRIC COMPANY, INC.
CONAM CONSTRUCTION CO.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DILLARD SMITH CONSTRUCTION COMPANY
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE, LLC
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE CONSTRUCTION SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE PIPELINE FACILITIES, INC.
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INTERMOUNTAIN ELECTRIC, INC.

IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
MANUEL BROS., INC.
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC. M.J. ELECTRIC CALIFORNIA, INC.
M.J. ELECTRIC, LLC
PAR ELECTRICAL CONTRACTORS, INC.
POTELCO, INC.
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
ROAD BORE CORPORATION
QUANTA POWER GENERATION, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
QUANTA UTILITY SERVICES – GULF STATES, INC.
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMTER UTILITIES, INC.
SUNESYS, LLC
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG LLC

By:	Mears Group, Inc., The Sole Member of the foregoing limited liability company

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc., Its General Partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc., Its General Partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

TRENCH COMPANIES:

BLAIR PARK SERVICES, LLC
CCLC, INC.
CMI SERVICES, INC.
EA TECHNICAL SERVICES, INC.
ENGINEERING ASSOCIATES, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
INFRASOURCE TELECOMMUNICATION SERVICES, LLC
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PAULEY CONSTRUCTION INC.
PROFESSIONAL TELECONCEPTS, INC. (IL)
PROFESSIONAL TELECONCEPTS, INC. (NY)
QUANTA WIRELESS SOLUTIONS, INC.
SPALJ CONSTRUCTION COMPANY
TRAWICK CONSTRUCTION COMPANY, INC.
VCI CONSTRUCTION, INC.
VCI UTILITY SERVICES, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

TJADER, L.L.C.

By:	Spalj Construction Company,
Its Sole Member

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

FEDERAL/QUANTA SERVICES, INC.

LIST OF PRINCIPAL/INDEMNITORS

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Quanta Services, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, TX 77056	74-2851603	None

Allteck Line Contractors (USA), Inc.	Washington	9718 197 B Street Langley, BC V1M3G3 Canada	98-0198185	None

CAN-FER Utility Services, LLC	Delaware	3340 Roy Orr Boulevard Grand Prairie, TX 75050	76-0589263	CAN-FER Construction Company

Conam Construction Co.	Texas	301 W. Northern Lights Blvd., Ste. 300 Anchorage, AK 99503	75-1984829	None

Croce Electric Company, Inc.	Delaware	14100 East Thirty-Fifth Place, Ste. 100 Aurora, CO 80011	76-0605518	Croce Electric Company

Crux Subsurface, Inc.	Delaware	16707 E. Euclid Ave. Spokane Valley, WA 99216	76-0644263	Quanta LXV Acquisition, Inc.

Dacon Corporation	Delaware	1300 Underwood Road Deer Park, TX 77536	20-3699950	None

Dashiell Corporation	Delaware	12301 Kurland Drive Ste. 400 Houston, TX 77034	20-3699713	Dashiell, LLC Dacon Corporation

Digco Utility Construction, L.P.	Delaware	1608 Margaret Street Houston, TX 77093	76-0612176	Digco Utility Construction Limited Partnership Ranger Field Services, Inc.

Dillard Smith Construction Company	Delaware	4001 Industry Dr. Chattanooga, TN 37416	76-0589264	P.D.G. Electric Company Dillard Smith Construction Company (Delaware)

Energy Construction Services, Inc.	Delaware	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	27-4914829	None

Five Points Construction Co.	Texas	5145 Industrial Way Benicia, CA 94510	94-2738636	None

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DB Utilities Sullivan Welding Chapman Pipeline Construction, Inc., H.L.

InfraSource, LLC	Delaware	411 Edwardsville Road Troy, IL 62294	20-5703765	InfraSource Construction California, Inc. IUS Underground, LLC

InfraSource Construction, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	04-3633384	IUC North Dakota, LLC InfraSource Underground Construction, LLC Trans Tech Electric

InfraSource Construction Services, LLC	Georgia	4033 East Morgan Ypsilanti, MI 48197	58-1696154	InfraSource Underground Construction Services, LLC

InfraSource Installation, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	41-1625874	None

InfraSource Pipeline Facilities, Inc.	North Carolina	11712 Statesville Road Huntersville, NC 28078	56-0861169	Bradford Brothers, Incorporated

InfraSource Transmission Services Company	Arizona	2800 Post Oak Blvd., Ste. 2600 Houston, TX 77056	86-0787875	InfraSource Maslonka CA, Inc.

InfraSource Underground Construction, Inc.	Delaware	4033 East Morgan Ypsilanti, MI 48197	51-0324281	IUC Michigan, Inc. IUC Texas, Inc.

InfraSource Underground Services Canada, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	20-3676436	None

Intermountain Electric, Inc.	Colorado	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	84-0906573	Colorado IM Electric Grand Electric Company IME

2

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Irby Construction Company	Mississippi	817 S. State Street Jackson, MS 39201	64-0902002	Irby Construction Company, Inc. Okay Construction Company, LLC

Island Mechanical Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None

Lindsey Electric, L.P.	Texas	1608 Margaret Street Houston, TX 77093	02-0557008	None

Manuel Bros., Inc.	Delaware	908 Taylorville Road, Suite 104 Grass Valley, CA 95949	76-0577087	Renaissance Construction Western Directional

Mears/CPG LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Group, Inc.	Delaware	4500 N. Mission Road Rosebush, MI 48878	76-0612167	Mears/HDD, LLC

Mejia Personnel Services, Inc.	Texas	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	75-2575734	None

M.J. Electric, LLC	Delaware	200 W. Frank Pipp Drive Iron Mountain, MI 49801	20-5565796	Great Lakes Line Builders M.J. Electric, LLC Iron Mountain Iron Mountain M.J. Electric, LLC

M.J. Electric California, Inc.	Delaware	200 W. Frank Pipp Drive Iron Mountain, MI 49801	20-5770522	None

North Houston Pole Line, L.P.	Texas	1608 Margaret Street Houston, TX 77093	74-1675857	Quanta Foundation Services Quanta Foundation Services, Limited Partnership

PAR Electrical Contractors, Inc.	Missouri	4770 North Belleview Avenue, Ste. 300 Kansas City, MO 64116	44-0591890	Riggin & Diggin Line Construction, Inc. Computapole Union Power Construction Company Seaward Corporation Longfellow Drilling, Inc. Par Infrared Consultants

3

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Potelco, Inc.	Washington	14103 8th Street East Sumner, WA 98390	91-0784248	Kingston Constructors, Inc. Kuenzi Construction, Inc. NorAm Telecommunications, Inc. Potelco, Incorporated

Price Gregory Construction, Inc.	Delaware	920 Memorial City Way, Ste. 600 Houston, TX 77024	76-0554270	None

Price Gregory International, Inc.	Delaware	920 Memorial City Way, Ste. 600 Houston, TX 77024	73-1103884	None

Quanta Delaware, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	51-6508285	None

Quanta Government Services, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0605504	None

Quanta Government Solutions, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600 Houston, Texas 77056	76-0612166	None

Quanta Power Generation, Inc.	Delaware	5445 DTC Parkway Ste. 1200 Greenwood Village, CO 80111	26-2274603	Quanta Renewable Energy Services, LLC Quanta Renewable Energy Quanta Fossil Power Quanta

Quanta Services Management Partnership, L.P.	Texas	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0574732	None

Quanta Utility Installation Company, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0592449	None

Quanta Utility Services-Gulf States, Inc.	Delaware	560 Lake Mirror Road College Park, GA 30349	76-0612175	DE Southeast Pipeline Construction, Inc

4

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Road Bore Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None

Service Electric Company	Delaware	1621 East 25th Street Chattanooga, TN 37404	76-0644270	Quanta LXVI Acquisition, Inc.

Southwest Trenching Company, Inc.	Texas	1608 Margaret St. Houston, Texas 77093	76-0106600	None

Sumter Utilities, Inc.	Delaware	1151 North Pike West Sumter, SC 29153	76-0577089	Sumter Builders Construction Contracting

Sunesys, LLC	Delaware	185 Titus Avenue Warrington, PA 18976	20-5565929	Sunesys, LLC of Delaware

The Ryan Company, Inc.	Massachusetts	15 Commerce Way Norton, MA 02766	04-2387367

Eastern Communications Corp.

The Ryan Company, Inc. of Massachusetts

The Ryan Company of Massachusetts

Ryan Company Inc. (The)

The Ryan Company Incorporated of Massachusetts

The Ryan Company Incorporated Electrical Contractors

Tom Allen Construction Company	Delaware	411 Edwardsville Road Troy, Illinois 62294	76-0589277	TA Construction Allen Construction Company, Tom

Underground Construction Co., Inc.	Delaware	5145 Industrial Way Benicia, CA 94510	76-0575471	Delaware Underground Construction Co. Maryland Underground Construction Co., Inc. Underground Construction Co., Inc. (Delaware) UCC-Underground Construction Co., Inc.

5

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Utility Line Management Services, Inc.	Delaware	4770 North Belleview Avenue, Suite 300 Kansas City, Missouri 64116-2188	76-0612162	None

Winco, Inc.	Oregon	22300 NE Yellow Gate Lane Aurora, OR 97002	93-1077101	Winco Powerline Services

6

TRENCH OPEN BONDS

(See Attached)

[Schedules Omitted]

EXHIBIT D